UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 3, 2019 (May 29, 2019)
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Bandwidth Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Main Campus Drive Raleigh, NC		27606
(Address of principal executive offices)		(Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 29, 2019, Bandwidth Inc. (“Bandwidth”) entered into an amendment (the “Amendment”) to the Facilities Sharing Agreement, dated as of November 30, 2016 (as amended, the “Facilities Sharing Agreement”) with Republic Wireless, Inc. (“Republic Wireless”). The Facilities Sharing Agreement expires in 2022.
The Amendment reduces the amount of space that Bandwidth leases to Republic Wireless pursuant to the Facilities Sharing Agreement from 40,567 square feet to 17,073 square feet, effective as of June 9, 2019. The Amendment also reduces the rental payments due from Republic Wireless to Bandwidth in an amount proportionate to the reduction in the amount of space that Bandwidth leases to Republic Wireless pursuant to the Facilities Sharing Agreement.
In connection with the Amendment, Bandwidth also agreed to pay $225,000 to Republic Wireless in consideration for Republic Wireless’ furniture, fixtures and equipment located in the space previously leased by Republic Wireless pursuant to the Facilities Sharing Agreement (the “FF&E Payment”). Bandwidth will make the FF&E Payment due to Republic Wireless no later than June 30, 2019. Republic Wireless delivered to Bandwidth a Bill of Sale with respect to the furniture, fixtures and equipment purchased by Bandwidth (the “Bill of Sale”).
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment and the Bill of Sale.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Facilities Sharing Agreement, dated May 29, 2019
10.2	Bill of Sale, dated May 29, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: June 3, 2019	By:	/s/ Jeffrey A. Hoffman
	Name:	Jeffrey A. Hoffman
	Title:	Chief Financial Officer